JOINT VENTURE AGREEMENT


     THIS  AGREEMENT,  is  made  this  3rd  day  of  June,  2004,  effective
                                       ---
________________, 2004 (the "Effective Date") by and between Ruby Belle, LLC, a Nevada limited liability company, ("Ruby Belle"), Ted C. Russell, a resident of North Carolina ("Russell"), and Charys Holding Company, Inc., a Delaware corporation ("Charys") (hereinafter collectively referred to as the "Venturers") who hereby agree to form a venture to develop, operate, and/or sell certain real estate or interests therein owned by Realm National Insurance Company, a New York corporation ("Realm") and located in North Carolina on the terms and conditions herein set forth.

                                         Article I

                                           Name
                                           ----

     The name of the venture shall be 3DN Real Estate Development Joint Venture (the "Venture").

                                   Article II

                              Purpose and Duration
                              --------------------

     The purpose of the Venture is to oversee and administer the development, marketing, and/or selling of certain real estate or interests therein owned by Realm and located in North Carolina (the "Property"), in accordance with the Development and Marketing Plan prepared by TBD and agreed to by the Venturers and Realm (the "Plan"). The Venture may not engage in any business or devote itself to any objective other than that specified herein or in the Plan, unless reasonably incidental thereto, or unless mutually agreed upon in writing by the Venturers. Except as expressly provided herein to the contrary, the rights and obligations of the Venturers shall be governed by North Carolina law. The Venture shall be a partnership only for the purposes specified herein and this Agreement shall not be deemed to create a general partnership between the Venturers with respect to any activities whatsoever other than the activities within the business purposes of the Venture as


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specified  herein.

     The Venture shall commence as of the Effective Date, and shall continue until it is dissolved or liquidated as provided in this Agreement.

                                   Article III

                                    Location
                                    --------

     The principal office of the partnership shall be 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30338. Such office location may be changed, and additional offices may be established by the agreement of the parties.

                                   Article IV

                                    Formation
                                    ---------

     The Venturers agree that the determination of their respective interests in the Venture have been determined by consideration of the interests of each in relation to the acquisition of certain properties by Realm, as follows:

     (a) Charys hereby agrees to accept its interest in exchange for its commitment to develop the properties at its cost and expense.

     (b) Ruby Belle and Russell agree to accept their respective interests to facilitate payments on certain unsecured non-recourse Flagship Holdings, Inc. Note(s) in accordance with the provisions of the Venture Agreement. The Flagship Holdings, Inc. Note(s) arose out of the previous sale of the Property by Ruby Belle and/or Russell to Flagship Holdings, Inc. Nothing herein shall make such Note(s) an obligation of the Venture.

                                    Article V

                                     Capital
                                     -------

     (a)  Initial  Capital  Contribution.   The  initial capital contribution of
          -------------------------------
each Venturer to the Venture shall be the cash, equipment, supplies and other materials set forth opposite each respective


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Venturer's  name  as  set  forth  in  Exhibit  "A", which is attached hereto and incorporated herein for all purposes, and in exchange therefore, each Venturer shall receive the percentage interest (the "Percentage Interest") in the Venture specified as follows:

          Name                    Percentage  Interest
          ----                    --------------------

     Ruby  Belle                          35%

     Russell                              35%

     Charys                               30%

     (b)  Subsequent  Capital  Contributions.   The  Venturers  may,  by  mutual
          ----------------------------------
agreement, make additional capital contributions as are needed by the Venture, in proportion to each Venturer's Percentage Interest. In the event the Venturers agree to make additional capital contributions pursuant to the terms hereof, and unless otherwise agreed to in writing by the Venturers, any disproportionate advance of capital made by a Venturer shall be considered a loan to the Venture, shall bear interest at the rate of nine (9%) percent per annum and shall be repaid on such terms as mutually agreed upon by the Venturers.

     (c)  Capital  Account.  A  separate  capital  account  shall  be  shown and
          ----------------
maintained for each Venturer. No Venturer shall withdraw any portion of the capital contribution to the Venture except as provided in this Agreement.

     (d)  Venture  Property.    All  property  transferred  by  the Venturers to
          -----------------
the Venture as contributions to capital and any other property subsequently acquired, by purchase or otherwise, on account of the Venture shall be the property of the Venture.

     (e)  Interest  on Capital Contributions.   Except  as otherwise provided by
          ----------------------------------
this Agreement, no Venturer shall receive nor shall any Venturer be entitled to receive any interest on its contribution of capital to the Venture, or on any subsequent contributions of capital.

     (f)  Loans.   In  the  event  additional funds are required by the Venture,
          -----
the  Venture  shall


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
borrow such necessary funds from such parties and upon such terms and conditions as are approved by each Venturer. In the event the Venture obtains a loan from any Venturer pursuant to the terms of this Agreement, such loan shall bear interest at the rate of nine (9%) percent per annum.

                                   Article VI

                                  Distributions
                                  -------------

     (a)  Proceeds  of  Sales.   The  Venturers  agree  that  as  each  separate
          -------------------
parcel/lot of the Property is sold the proceeds will be applied as follows: first to the basis of Realm in all the developed or to be developed Properties; secondly, to any costs of Realm relating to the sale transaction; and thirdly to the incurred to date cost of development of all properties pursuant to the Development Agreement with Charys with the balance of any proceeds being Net Income.

     (b)     Net  Income.  Net  Income  shall be distributed to the Venturers in
             -----------
accordance  with  the  Percentage  Interest.

     (c)  Method of Distribution. Ruby Belle and Russell hereby agree that up to
          ----------------------
50% of the available distribution for them may, at the option of Charys, be made in Charys stock as payment on the Flagship Holdings, Inc. unsecured Promissory Note(s) (as a result of their previous sale of the Property to Flagship Holdings, Inc.). Upon the exercise by Charys of its option, the amount otherwise available for distribution to Ruby Belle or Russell shall be paid to Charys in exchange for the stock issued to Ruby Belle or Russell. The shares of Common Stock of Charys shall be initially valued at $4.00 per share. Any shares of Charys issued to Ruby Belle shall carry certain rights as set forth in the Registration Rights Agreement, attached hereto as Exhibit "B" and incorporated herein.

                                   Article VII

                  Management and Operation of Venture Business
                  --------------------------------------------


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
     (a)  Equal  Management  Rights.  Unless  specifically  provided  otherwise
          -------------------------
herein, the overall management and control of the Venture shall be vested in the Venturers, and each Venturer shall have equal rights in the management of the Venturer's business. All decisions shall be made by the mutual agreement of the Venturers, except as otherwise specified herein. In the event a Venturer fails to contribute funds it had agreed to contribute pursuant to Article V(b), then the defaulting Venturer's consent or approval to any action taken by the Venture under this Agreement is not required until such default is cured.

     (b)  Board  of  Directors.  By  resolution  adopted  by  the Venturers, the
          --------------------
Venturers shall establish a Board of Directors which shall consist of three (3) representatives, one (1) appointed by Ruby Belle and Russell, one (1) by Charys, and one (1) by Realm (the "Board"). The Board, to the extent provided in such resolution, or subsequent resolutions adopted by the Venture from time to tune, will be responsible for establishing marketing and operating policies and protocols for the business of the Venture, and such other duties and powers as set forth in the resolutions. A member serving on the Board shall hold office at the pleasure of the entity appointing said member. Any member may be removed by the entity appointing the same with or without cause, and the entity shall thereafter reappoint his successor. The majority vote of the members shall be required to constitute the act of the Board. The Board may appoint other members who shall only be advisory members of the Board and shall not have voting privileges on any matter before the Board. The Board may adopt rules for its own government, so long as such rules are not inconsistent with the provisions of this Agreement, or as is otherwise specified by the Venturers.

     (c)  Managing  Venturer.  The  day  to  day business affairs of the Venture
          ------------------
shall be managed by the Managing Venturer. Joe Carter shall serve as the Managing Venturer of the Venture, and accordingly, shall implement or cause to be implemented the decisions approved by the Board and the Venturers, and otherwise administer the day-to-day affairs of the Venture, pursuant to the terms and conditions of an Administrative Management Agreement (the "Management Agreement"), to


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
be entered into by the Venture and Joe Carter, wherein he will be paid for his management services in accordance with a provision for a yearly consulting fee (inclusive of his costs) of $120,000 and an incentive compensation plan to be shared with the Marketing Manager of up to 10% of the Net Income of the Joint Venture operations.

     (d)  Marketing  Management.  Marketing  pursuant  to  the  Plan  shall  be
          ---------------------
managed  by  the  Marketing  Manager.  Ted  Russell shall serve as the Marketing
Manager of the Venture, and accordingly, shall implement or cause to be implemented the decisions approved by the Board and the Venturers, and otherwise administer Marketing pursuant to the Plan on a day-to-day basis for the Venture, pursuant to the terms and conditions of a Marketing Agreement (the "Marketing Agreement"), to be entered into by the Venture and Ted Russell, wherein he will be paid for his management services in accordance with a provision for a yearly consulting fee (inclusive of his costs) of $120,000 and an incentive compensation plan to be shared with the Managing Venturer of up to 10% of the Net Income of the Joint Venture operations.

     (e)  Development  Agreement.  The  development  of  the  Property  shall be
          ----------------------
conducted by Charys at its cost and expense pursuant to a Development Agreement, to be entered into among the Venture, Charys and Realm.

     (f)  Scope  of  Authority;  Indemnification.  Except  as  otherwise
          --------------------------------------
expressly and specifically provided in this Agreement, none of the Venturers shall have any authority to act for, or to assume any obligations or responsibilities on behalf of the other Venturer or the Venture. Each of the Venturers agrees that such Venturer will not, without the advance written consent of the other Venturer, take any action on behalf of or in the name of the Venture, or enter into any commitment or obligation binding upon the Venture, except for: (i) actions expressly provided for in this Agreement; or
(ii) actions authorized by the Venturers in the manner set forth herein. Each Venturer agrees to, and does hereby, indemnify and hold harmless the Venture and the other Venturer and their respective affiliates, agents, employees, shareholders, trustees, directors and


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
officers, from and against any and all losses, costs, damages and expenses (including reasonable attorney's fees) relating thereto, arising directly or indirectly, in whole or in part, out of any breach of the foregoing provisions by such Venturer or its affiliates, agents, employees, shareholders, trustees, directors and officers. (Notwithstanding anything herein to the contrary, no Venturer, including the Managing Venturer, shall, without the consent of the other Venturers, do any of the actions set forth in Article XII below.)

     (g)  Devotion  to  Venture. The Venturers shall devote such time, attention
          ----------------------
and influence to the affairs of the Venture in order to meet their respective duties contemplated by this Agreement.

     (h)  Outside  Activities. No Venturer (including its owners or principals),
          --------------------
during the continuance of the Venture, shall within twenty (20) miles, own, market, lease or operate, directly or indirectly, a real estate ownership, development, or sales business other than with respect to certain properties identified in Exhibit "F" attached hereto and incorporated herein. Except as otherwise provided herein, this Agreement shall not be deemed in any way or manner to prohibit or restrict the right or freedom of any Venturer separately or as a separate entity apart from the Venture to conduct any business or activity whatsoever without any obligation or accountability to the Venture or to the other Venturer, even if such business or activity competes with the business of the Venture.

                                  Article VIII

                              Fees and Compensation
                              ---------------------

     (a)  Fees  Charged.  Fees  to  be  charged  for  operation of the Venture's
          -------------
business shall be established by the Board; provided, however, that each Venturer hereby acknowledges and agrees that it is the intention of the Venture to further the purposes of the Venture. Accordingly, the parties agree that the Venture, including the determination of fees, shall be operated in accordance with applicable North Carolina rules and regulations and shall further the purposes for which the Venture is established.


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
     (b)  Accounting  for  Fees  and  Compensation Received. Each Venturer shall
          --------------------------------------------------
account to the Venture for all fees and compensation received by it and attributable to the business of the Venture.

     (c)  Compensation  to  Venturers.  No  individual  owner  or principal of a
        ----------------------------
Venturer shall receive any salary for services rendered to the Venture; provided, however, the Managing Venturer shall be paid for its management services in accordance with the Administrative Management Agreement approved by the Venturers and the Marketing Manager shall be paid for its management services in accordance with the Marketing Management Agreement approved by the Venturers.

     (d)  Reimbursement  of  Expenses.  No  Venturer  shall  be  entitled  to
          ----------------------------
reimbursement from the Venture for expenses paid or liabilities incurred by it in the ordinary course of its agreements to conduct the Venture business or the preservation of Venture business or property.

     (e)  No  Partition; No Dissolution. Each Venturer hereby irrevocably waives
          ------------------------------
the right to partition the property owned by the Venture or the Venture, and agrees not to seek partition at any time. Further, each Venturer irrevocably waives the right to dissolve the Venture and agrees not to seek the dissolution in the winding up of the Venture, except as provided herein.

                                   Article IX

                                  Bank Accounts
                                  -------------

     All funds of the Venture shall be deposited in such financial institutions approved by the Venturers and all withdrawals therefrom may be made upon checks signed by individuals approved in writing by the Venture.

                                    Article X

                  Allocation of Profit, Loss and Distributions
                  --------------------------------------------

     All profits and losses of the Venture, including all items of income, gain, expense, loss and deduction, as well as all credits for tax purposes, shall be allocated, credited and charged for all purposes to each Venturer in proportion to each Venturer's Percentage Interest. All net income generated by the business of the Venture shall be retained and used solely for the ongoing business


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
of the Venture, including capital improvements.

                                   Article XI

                              Records and Accounts
                              --------------------

     (a)  Method  of  Accounting.  All  accounts of the Venture shall be kept on
          -----------------------
an accrual basis. All matters of accounting for which there is no provision in this Agreement are to be governed by generally accepted methods of accounting.

     (b)  Fiscal  Year. The fiscal year of the Venture shall end of the last day
          ------------
of  December  of  each  year.

     (c)  Place  Where  Rooks  and  Records are to be Kept. The Venture books of
          ------------------------------------------------
account, and all securities, papers, writings and records of the Venture shall be kept at the principal place of business at 1117 Perimeter Center West, Suite N415 Atlanta, Georgia, or in such other place as the business shall be carried on. Each Venturer, or its designee, shall have the right during usual business hours to inspect and make copies of the books, records and accounts of the Venture. Such Venturer shall bear all expenses incurred in any examination, including costs of reproduction, made at its request.

     (d)  Capital  Accounts.  A  capital  account  shall  be  maintained  on the
          -----------------
Venture books for each Venturer. Such account shall be credited with that Venturer's contributions to the capital of the Venture and allocable share of profits and debited with the Venturer's allocable share of losses and distributions, if any.

     (e)  Quarterly  Statements.  At the end of each quarter, the books shall be
          ---------------------
balanced and an operating statement shall be prepared and made available to each Venturer showing the results of the operations of the Venture during the preceding month.

     (f)  Annual  Accounting.  The  Venture  books shall be closed at the end of
          ------------------
each fiscal year, and statements showing the results of operation prepared and supplied, to each Venturer. Such statements shall be prepared and audited by a certified public accountant or an accounting


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
firm agreeable to each Venturer. When approved in writing by each Venturer, the annual statements shall be deemed final and binding, except for manifest errors discovered prior to the end of the next fiscal year.

     (g)  Meetings.  Any Venturer may call a meeting to be held at the principal
          ---------
office of the Venture at any time after the giving of ten (10) working days' notice to the other Venturer. A Venturer may waive notice of or attendance at any meeting of the Venturers, and may attend by telephone or any other electronic communication device or may execute a signed, written consent. For purposes of voting on Venture matters, each Venturer shall be entitled to one vote. Any action which may be taken at a meeting of the Venturers may be taken without a meeting, if a consent in writing setting forth the action so taken shall be signed by the Venturers entitled to vote with respect to the subject matter thereof and such consent shall have the same force and effect as a vote of the Venturers. Any such signed consent, or a signed counterpart thereof, shall be placed in the records of the Venture.

                                   Article XII

                  Limitations on Rights and Powers of Venturers
                  ---------------------------------------------

     No Venturer shall, without the written consent of the other Venturers, or which is otherwise approved by the Venturers in accordance with this Agreement:

     (a) Borrow money in the name of the Venture for Venture purposes or utilize collateral owned by the Venture as security for such loans;

     (b) Compromise or otherwise settle claims or assign, transfer, pledge, compromise, or release any of the claims or debts due to the Venture except on payment in full;

     (c)  Transfer  Venture  assets,  or  make,  execute,  or  deliver:

          (1)     any  assigned  for  the  benefit  of  creditors;

          (2)     any  negotiable  instrument,   bond,   confession or judgment,
guaranty,  indemnity  bond,  or  surety  bond;  or

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
          (3) any contract to sell, bill of sale, deed, mortgage, or lease relating to any substantial part of the Venture assets or its interest therein;

     (d)  Dispose  of  the  goodwill  of  the  Venture;

     (e) Do any other act which would make it impossible to carry on the ordinary business of the Venture;

     (f)  Confess  a  judgment;

     (g)  Submit  a  Venture  claim  or  liability  to  arbitration;  or

     (h) Make any purchases in excess of One Thousand and 00/100 Dollars ($1,000.00).

                                  Article XIII

                             Expulsion From Venture
                             ----------------------

     (a)  Grounds  for  Expulsion.  The  following  grounds  shall  constitute a
          -----------------------
basis  for  the  Venturers  to  expel  a  Venturer:

          (1)     Failure  to  Remain  in Good Standing.  If a Venturer fails to
                  -------------------------------------
remain in good standing with the office of the Secretary of State where formed or incorporated for a period which exceeds sixty (60) days;

          (2)     Misconduct. If any Venturer engages in misconduct in violation
                  ----------
of  federal  or  state  law;

          (3)     Insolvency  or Bankruptcy   If any Venturer becomes insolvent,
                  -------------------------
makes an assignment for the benefit of creditors, is declared a bankrupt, or if its assets are administered in any type of creditors proceeding.

          (4)     Breach.     If a Venturer breaches this Agreement,  including,
                  ------
without limitation, the breach of the terms and conditions of any agreement with the Venture (the "Defaulting Venturer"), the other Venturers (the "Non-defaulting Venturers") shall have the right to give the Defaulting Venturer a notice of default ("Notice of Default"). The Notice of Default shall set forth the nature of the obligation that the Defaulting Venturer has not performed. If a Defaulting

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
Venturer does not remedy its default within thirty (30) days from receipt of the Notice of Default, the Defaulting Venturer shall be subject to being expelled upon compliance with the notice provisions as set forth in subsection (b) below.

     (b)  Notice  of  Expulsion.  If  grounds  for  expulsion  exist,  notice of
          ----------------------
expulsion shall be given to the Venturer subject to being expelled, such expulsion to be effective fifteen (15) days after the date of the notice. The notice shall briefly state the grounds for expulsion.

     (c)  Voluntary  Withdrawal  Without  Consent.  In  the  event  a  Venturer
          ----------------------------------------
dissolves or withdraws from the Venture without the written consent of the other Venturers, or without complying with Article XIV or otherwise causes a dissolution of the Venture in violation of this Agreement, the Venturer shall be deemed to have been expelled from the Venture as of the date of withdrawal, and the provisions of Section (d) below shall apply.

     (d)  Purchase  of  Interest.  In  the event a Venturer is expelled pursuant
          -----------------------
to the provisions hereof, the other Venturers shall have thirty (30) days after the effective date of the expulsion, by notice to the expelled Venturer, to elect to purchase the expelled Venturer's Percentage Interest, with the purchase to be effective on the effective date of the expulsion of the Venturer. The terms and conditions of the purchase shall be at the price and on the terms provided in Article XIV of this Agreement. If the remaining Venturers fail to elect to purchase the expelled Venturer's Percentage Interest within the appropriate time period, the Venture shall be liquidated as provided in Article XVI The expelled Venturer shall be obligated to sell, and the other Venturers shall be obligated to purchase the expelled Venturer's Percentage Interest in the Venture, at the price and on the terms provided in Article XIV of this Agreement.

                                   Article XIV

                             Withdrawal of Venturer
                             ----------------------

     (a)  Voluntary  Withdrawal.   A  Venturer  may withdraw from the Venture by
          ----------------------
giving


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
ninety (90) days advance written notice to the other Venturers of its intent to withdraw from the Venture, which withdrawal shall become effective at the end of the calendar month following such ninety (90) day period. If a Venturer withdraws from the Venture pursuant to the terms thereof, the other Venturers shall have thirty (30) days after the effective date of the withdrawal, by notice to the withdrawing Venturer, to elect to purchase the withdrawing Venturer's Percentage Interest, the purchase to be effective on the effective date of the withdrawal of the Venturer. The terms and conditions of the purchase of the withdrawing Venturer's Percentage Interest shall be at the price and on the terms provided in this Article XIV below. If the non-withdrawing Venturers fail to elect to purchase the withdrawing Venturer's Percentage Interest within the appropriate time period, the Venture shall be liquidated as provided in
Article  XVI.

     (b)  Valuation  of Venturer's Percentage Interest. For purposes of Articles
          ---------------------------------------------
XIII and XIV, the value of the Percentage Interest of a Venturer withdrawing from the Venture, either due to expulsion or by voluntary withdrawal pursuant to the provisions set forth above, shall be computed by (the "Purchase Price"):

          (1)  adding  the  totals  of

               (i)  its  capital  account,  and

               (ii)  any  other  amounts  owed  to  it  by  the  Venture,  and

          (2) subtracting from the sum of the above totals any amount owed by it to the Venture.

     (c)  Payment.  Within  sixty  (60)  days  after (i) the effective date of a
          --------
Venturer's expulsion pursuant to Article XIII; or (ii) receipt by the selling Venturer of the other Venturers' election to purchase such Venturer's Percentage Interest pursuant to the provisions of Article XIV(a), the purchasing Venturers shall schedule and hold a closing (the "Closing"), which shall be held at the offices of the Venture, and at such closing the purchasing Venturers shall purchase the selling Venturer's Percentage Interest by paying to him twenty-five (25%) percent of the Purchase


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
Price in cash, and the balance of the Purchase Price in twelve (12) equal principal installments over a period of one (1) year plus interest on the unpaid balance at the rate of nine percent (9%) per annum from the date of closing. At Closing, the selling Venturer shall deliver to the purchasing Venturers a duly executed instrument of transfer and assignment, transferring and assigning good and marketable title to the Percentage Interest in the Venture to the purchasing Venturers, and the purchasing Venturers shall deliver a promissory note to the Selling Venturer which incorporates the terms of this section and such other terms and conditions which are agreed to by the parties hereto.

     (d)  Assumption  of  Venture  Obligation.   In the event of a purchase of a
          ------------------------------------
Venturer's Percentage Interest pursuant to the terms hereof, the purchasing Venturers agree to save the selling Venturer harmless from all obligations of the Venture, past and future, except for any claims against the Venture based upon mistakes or defalcations of the selling Venturer.

     (e)  Disposition of Records and Venture File. All Venture records and
          ---------------------------------------
files, including client files and records, shall be deemed assets of and shall remain with the Venture. The remaining Venturers may on request deliver certain files to a selling Venturer or permit it to make copies or to examine the files relating to Venture business so long as such does not offend any confidentiality agreement. The selling Venturer shall be entitled to the files and records relating to its personal matters.

     (f)  Venture  Name.  The  parties  acknowledge and agree that Charys is the
          -------------
owner of the Venture name and Charys is authorized to register the Venture name with the United States Department of Commerce/Patent and Trademark Office and the Secretaries of State of the States of Georgia and North Carolina. Upon the dissolution of the Venture, howsoever caused, Charys shall retain the exclusive ownership of the Venture name and shall immediately discontinue use of such name.

     (g)  Examination  of  Venture  Books  and  Files by Withdrawn Venturer.   A
          ------------------------------------------------------------------
withdrawn Venturer, or its authorized representative, shall have the right to examine the books and records of the Venture for a period of two (2) months after the effective date of its withdrawal for the purpose of verifying the amount it is to receive for its Percentage Interest in the Venture under this Article.

                                   Article XV

                            Restrictions on Transfer
                            ------------------------

     Except as specifically provided in this Article, no Venturer may sell, assign, transfer, encumber or otherwise dispose of its Percentage Interest or any other interest in the Venture, or Venture property or income, and any such prohibited transfer, if made, shall be void and without force and effect and shall not be binding on the Venturer or the other Venturer. The terms and provisions of this Joint Venture shall be subordinate to the terms and provisions of the mortgage given as security for such loans.

                                   Article XVI

                           Liquidation of the Venture
                           --------------------------

     (a)  Liquidation  by  Agreement.    The  Venture  may  be  dissolved  and
          --------------------------
liquidated by agreement at any tune by the unanimous agreement of the Venturers.

     (b)  Liquidation  After Failure to Purchase. If the Venturers fail to elect
          --------------------------------------
to purchase the interest of a Venturer who has been expelled or who has given notice to withdraw from the Venture pursuant to the terms of Article XIV, the affairs of the Venture shall be wound up and liquidated forthwith as provided in paragraph (c) of this Article.

     (c)  Liquidation  Procedure. If, for any reason, the affairs of the Venture
          ----------------------
are  to  be  wound  up  and  liquidated,  the  procedure  shall  be  as follows:

          (1)  Pending  Matters.    All  matters in progress shall be completed,
               ----------------
or their completion assumed by agreement between the Venturers with the consent of third-parties, if such consent is appropriate or necessary.

          (2)  Application  of  Assets.  The  Venturers shall proceed to collect
               -----------------------
the Venture assets which shall first be used to pay or provide for all debts of the Venture (other than loans or advances that may have been made by any of the Venturers to the Venture). Thereafter, the assets (or proceeds therefrom) shall be applied in the following order:

               (i) to the establishment of any reserves which the Venturers may deem necessary for any contingent or unforeseen liabilities or obligations of the Venture or of the Venturers arising out of or in connection with the Venture; provided, however, that any such reserves shall be paid over to an escrow agent to be held by such agent for a reasonable period for the purpose of disbursing such reserves in payment of any of the aforesaid contingencies and at the expiration of such period to distribute the balance thereafter remaining in the manner hereinafter provided;

               (ii) to the Venturers in amounts equal to and in reduction (down to a zero balance) of the balances in their existing capital account; and

               (iv) to the Venturers in amounts equal to their Percentage Interest. (3) In the event of a termination of the Venture, following the application and distribution by the Venture of all then available cash or property as provided above, any Venturer than having a deficit or negative balance in his capital account shall contribute in cash to the capital of the Venture the amount required to increase such Venture's capital account as of such date to zero. All amounts so contributed to the capital account of the Venture shall be distributed by the Venture in the manner, and in the order of priority, set forth under this Article XVI.

     (d)  Disposition  of Real Estate Records and Files After Liquidation. After
          ---------------------------------------------------------------
liquidation of the Venture, the possession of all real estate records and files shall be maintained by Charys for retention and storage; provided, however, if allowable by law, Realm shall have access to such records and files during business hours for the purpose of inspection and copying, at the expense of Realm in connection with any pending litigation against Realm involving such information, or for any other purpose agreed to by the parties.

                                  Article XVII

                               Notice To Venturers
                               -------------------

     All notices provided in this Agreement shall be in writing and shall be sufficient if sent by registered or certified mail to the last known address of the Venturer to whom such notice is to be given.

                                  Article XVIII

                        Acts to Make Agreement Effective
                        --------------------------------

     The Venturers agree that they will execute any further instruments, and that they will perform any acts that are or may become necessary to effectuate and to carry on the Venture created by this Agreement.

                                   Article IX

                            Construction: Definitions
                            -------------------------

     Unless the context in which a word or phrase is used is to the contrary, the terms used in this Agreement are defined as follows:

     (a) "As the Venturers may agree" and "otherwise agreed" mean by unanimous decision of the Venturers.

     (b)  "Month"  means  calendar  month.

     (c) "Income" and "losses" means net income and net losses as determined in accordance with generally accepted accounting practices.

                                   Article XX

                                  Miscellaneous
                                  -------------

     (a)  Agreement.  This  Agreement  may  be  amended on by written agreement,
          ---------
signed  by  both  of  the  Venturers.

     (b)  Governing  Law.  This  Agreement  shall  be interpreted, construed and
          --------------
enforced  in  accordance  with  the  laws  of  the  State  of  Georgia.

     (c)  Entire  Agreement.    This  Agreement  contains  the  entire agreement
          -----------------
between  the
parties hereto relative to the formation and operation of the Venture, and this Agreement supersedes any and all prior negotiations, understandings or agreements in regard thereto.

     (d)  Waiver.  No  consent or waiver, express or implied, by any Venturer to
          ------
or of any breach or default in the performance of any other Venturer of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other Venturer of the same or any other obligations of such Venturer hereunder. Failure on the part of any Venturer to complain of any act or failure to act of any other Venturer or to declare such other Venturer in default, irrespective of how long such failure continues, shall not constitute a waiver of such Venturer's rights hereunder.

     (e)  Severability.  In  the  event  any  provision of this Agreement or the
          ------------
application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     (f)  Binding  Agreement.  Subject  to  the  restrictions  on  transfers and
          ------------------
encumbrances set forth herein, this Agreement shall inure to the benefit of and be binding upon the undersigned Venturers and their respective successors and assigns. Whenever in this Agreement a reference to any Venturer is made, such reference shall be deemed to include a reference to the successors and assigns of such Venture.

     (g)  Time  of  Essence.  Time  is  of  the  essence  of  this  Agreement.
          -----------------

     (h)  Attorney's  Fees.  In  the  event  of a dispute between the Venturers,
          ----------------
which results in litigation, the prevailing party shall be entitled to recover from the other party, all costs and expenses, including, without limitation, reasonable attorney's fees incurred, at trial and on appeal, in connection with such enforcement.

     IN WITNESS WHEREOF, the parties, after obtaining appropriate corporate authority by resolution, have executed this Agreement effective as of the day and year first above written.



                                      Charys Holding Company, Inc.
                                      a Delaware corporation

Attest:      Taren  Pecha             By:  /s/ Billy V. Ray, Jr.
        ------------------------          --------------------------------------
                                      Title:  CEO
                                             -----------------------------------


                                      Ruby Belle, LLC
                                      a Nevada limited liability company

Attest:      Taren  Pecha             By:  /s/ Ted Russell
        ------------------------          --------------------------------------
                                      Title:  Member
                                             -----------------------------------


Attest:     Taren  Pecha              /s/  Ted C. Russell
        ------------------------          --------------------------------------
                                           Ted C. Russell


         (For title purpose of agreeing to the provisions of Article IV)


                                      Flagship  Holdings,  Inc.
                                      a  Georgia  corporation

Attest:      Taren  Pecha             By:  /s/ Warren Trevor
        ------------------------          --------------------------------------
                                      Title:  Vice President
                                             -----------------------------------

                                    EXHIBIT  "A"


                              CAPITAL  CONTRIBUTIONS


Ruby  Belle                                                  $350.00

Ted  C.  Russell                                             $350.00

Charys  Holding  Company,  Inc.                              $300.00

                                    EXHIBIT B

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

     THIS AGREEMENT is entered into as of ______________, 2004, by and between Charys Holding Company, Inc. a Delaware corporation (the "Company"), and Ruby
Belle,  LLC,  a  Nevada  limited  liability  company  (the  "Holder").

     WHEREAS, on even date herewith, for value received, pursuant to that certain Commercial Real Estate Purchase and Sale Agreement, the Holder received ____________________ shares of the common stock of the Company, par value $0.001 per share (the "Common Stock"); and

     WHEREAS, the shares of the Common Stock and any other securities issued or issuable at any time or from time to time in respect of the Common Stock as a result of a merger, consolidation, reorganization, stock split, stock dividend, recapitalization or other similar event involving the Company are hereinafter referred to as the "Registrable Securities":

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Piggyback Registration Rights Available. Provided that the Registrable Securities have not been registered, if at any time after the date hereof but before the third anniversary of the date hereof, the Company proposes to register any of its securities under the Securities Act of 1933, as amended (the "Securities Act"), other than by a registration in connection with an acquisition in a manner which would not permit registration of the Registrable Securities for sale to the public, on Form S-8, or any successor form thereto, on Form S-4, or any successor form thereto on an underwritten basis (either "best-efforts" or "firm-commitment"), then, the Company will each such time give prompt written notice to the Holder of its intention to do so and of the Holder's rights under this Agreement. Upon the written request of the Holder made within 10 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Holder and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, use its commercially reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of the Registrable Securities in a registration statement filed by the Company on Form S-l, SB-2, or S-3, or some other similar form pursuant to the Securities Act to register the securities which the Company proposes to register (the "Registration Statement"), provided that if, at any time after written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Holder and, thereupon:

     (a) In the case of a determination not to register, shall be relieved of this obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith); and

     (b) In the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

2.     Payment  of  Registration  Expenses.    The  Company  will  pay  all
Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Agreement. The right provided the Holder pursuant to this Agreement shall be exercisable at its sole discretion.

3. Priority in Incidental Registrations. If the managing underwriter of the underwritten offering contemplated by this Agreement shall inform the Company and the Holder by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering:

     (a) First, securities proposed by the Company to be sold for its own account; and

     (b) Second, Registrable Securities and securities of other selling security holders requested to be included in such registration pro rata on the basis of the number of shares of such securities so proposed to be sold and so requested to be included; provided, however, the Holder shall have pro rata rights of registration with all shares sought to be included by officers and directors of the Company as well as holders of 10 percent or more of the Common Stock.

4. Registration Procedures. If and whenever the Company is required to affect the registration of any Registrable Securities under the Securities Act as provided in herein, the Company shall, as expeditiously as possible:

     (a) Prepare and file with the Securities and Exchange Commission (the "SEC") the Registration Statement, or amendments thereto, to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its commercially reasonable best efforts to cause the Registration Statement to be declared effective by the SEC, as soon as practicable; provided, however, that before filing the Registration Statement or any amendments thereto, the Company will furnish to the counsel selected by the Holder, copies of all such documents proposed to be filed;

     (b) Furnish to the Holder such number of conformed copies of the Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in the Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Holder and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Holder;

     (c) Use its commercially reasonable best efforts to register or qualify all Registrable Securities and other securities covered by the Registration Statement under such other securities laws or blue sky laws as the Holder shall reasonably request, to keep such registrations or qualifications in effect for so long as the Registration Statement remains in effect, and take any other action which may be reasonably necessary to enable the Holder to consummate the disposition in such jurisdictions of the securities owned by the Holder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subparagraph be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

     (d) Use its commercially reasonable best efforts to cause all Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holder to consummate the disposition of such Registrable Securities;

     (e) Furnish to the Holder a signed counterpart, addressed to the Holder, and the underwriters, if any, of an opinion of counsel for the Company, dated the effective date of the Registration Statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the Holder including that the prospectus and any prospectus supplement forming a part of the Registration Statement does not contain an untrue statement of a material fact or omits a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (f) Notify the Holder and its counsel promptly and confirm such advice in writing promptly after the Company has knowledge thereof:

          (i) When the Registration Statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;
          (ii) Of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus or for additional information;
          (iii) Of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings by any Person for that purpose; and
          (iv) Of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

     (g) Notify each holder of the Registrable Securities covered by the Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material facts required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of the Holder promptly prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

     (h) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

     (i) Otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

     (j) Enter into such agreements and take such other actions as the Holder shall reasonably request in writing (at the expense of the requesting or benefiting Holder) in order to expedite or facilitate the disposition of the Registrable Securities; and

     (k) Use its commercially reasonable best efforts to list all of the Registrable Securities covered by the Registration Statement on any securities exchange on which any of the Registrable Securities are then listed.

     5. Information to be Furnished by the Holder. The Company may require the Holder of the Registrable Securities as to which any registration is being affected to furnish the Company such information regarding the Holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

     6. Discontinuance of Disposition of the Registrable Securities. The Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Paragraph 4(g) hereof, the Holder will forthwith discontinue the Holder's disposition of the Registrable Securities pursuant to the Registration Statement relating to such Registrable Securities until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Paragraph 4(g) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

     7. Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by this Agreement and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by the Holder, use its commercially reasonable best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by the Holder among the securities to be distributed by such underwriters.

     8. Holdback Agreements. Subject to such other reasonable requirements as may be imposed by the underwriter as a condition of inclusion of the Registrable Securities in the Registration Statement, the Holder agrees by acquisition of the Registrable Securities, if so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of, except as part of such underwritten registration, any equity securities of the Company, during such reasonable period of time requested by the underwriter; provided however:

     (a) The secondary offering is intended to raise a minimum of $8,000,000 on behalf of the Company and

     (b) Such period shall not exceed the 90-day period commencing with the completion of an underwritten offering.

The Company agrees and acknowledges that during any holdback period, the Holder may sell, in the holdback period, Registrable Securities in the amount of up to one percent per week of the shares of the Common Stock held by the Holder as long as this Agreement remains effective.

     9. Participation in Underwritten Offerings. The Holder may not participate in any underwritten offering under this Agreement unless the Holder:

     (a) Agrees to sell its securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Holder; and

     (b) Completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements.

Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require the Holder to make a representation or warranty to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by the Holder expressly for use in the related Registration Statement or representations, warranties or agreements regarding the Holder, the Holder and the Holder's intended method of distribution and any other representation required by law.

     10. Preparation; Reasonable Investigation. In connection with the preparation and filing of each Registration Statement under the Securities Act pursuant to this Agreement, the Company will give the Holder and its counsel and accountants, the opportunity to participate in the preparation of the Registration Statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of the Holder's and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     11. Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does agree to indemnify and hold harmless the Holder, its directors and officers, each other Person ("Person" means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity) who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls the Holder or any such underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by


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
them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Holder or underwriter stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of the Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by the Holder.

     12. Indemnification by the Holder. The Company may require, as a condition to including any of the Registrable Securities in any Registration Statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Paragraph 11 hereof) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation of the Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by the Holder.

     13. Notices of Claims, Etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Paragraph 11 and Paragraph 12 hereof, such indemnified party will, if claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Paragraph 11 and Paragraph 12 hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

     14. Other Indemnification. Indemnification similar to that specified in Paragraph 11 and Paragraph 12 hereof (with appropriate modifications) shall be given by the Company and the Holder (but only if and to the extent required pursuant to the terms hereof) with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority, other than the Securities Act.

     15. Indemnification Payments. The indemnification required by Paragraph 11 and Paragraph 12 hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     16. Contribution. If the indemnification provided for in Paragraph 11 and Paragraph 12 hereof is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability:

     (a) In such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holder or underwriter, as the case may be, on the other from the distribution of the Registrable Securities; or

     (b) If the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Company on the one hand and of the Holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations.

The relative benefits received by the Company on the one hand and the Holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchasers bear to the gain, if any, realized by all selling holders participating in such offering or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the Holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the Holder or by the underwriter and the parties' relative intent, knowledge, access to information supplied by the Company, by the Holder or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained hereof, and in no event shall the obligation of any indemnifying party to contribute under this Paragraph 16 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for hereunder had been available under the circumstances.
The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Paragraph 16 were determined by pro rata allocation (even if the Holder and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth herein, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     17. Limitation on Contributions. Notwithstanding the provisions of Paragraph 16, the Holder and an underwriter shall not be required to contribute any amount in excess of the amount by which (a) in the case of the Holder, the net proceeds received by the Holder from the sale of Registrable Securities, or
(b) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     18. Rule 144. The Company shall timely file the reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (including but not limited to the reports under Sections 13 and 15(d) of the Securities Exchange Act of 1934 referred to in subparagraph (c) of Rule 144 adopted by the SEC under the Securities Act) and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, will, upon the request of the Holder, make publicly available other information) and will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Holder, the Company will deliver to the Holder a written statement as to whether it has complied with the requirements of this Paragraph.

     19. Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of the sum of the 51 percent or more of the shares of (a) the Registrable Securities issued at such time, plus (b) the Registrable Securities issuable upon exercise or conversion of the securities of the Company then constituting derivative securities (if such securities were not fully exchanged or converted in full as of the date such consent if sought). Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Paragraph, whether or not such Registrable Securities shall have been marked to indicate such consent.

     27. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     28. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     29. Entire Agreement. This Agreement embodies the entire agreement and understanding between the Company and each other party hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

Charys Holding Company, Inc.

By:
   -------------------------------------
Billy V. Ray, Jr.

Title: CEO



HOLDER:

Ruby Belle, LLC

By
   -------------------------------------

Title:
       ---------------------------------


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